STATE OF NORTH CAROLINA,
                                           LEASE
                                           -----
 COUNTY OF MECKLENBURG.

     THIS LEASE AGREEMENT, Made and entered into in duplicate originals as of the 23rd day of October, 1979, by and between BRUTON SMITH (hereinafter called "Landlord") and wife BONNIE SMITH, of Mecklenburg County, North Carolina, and TOWN AND COUNTRY FORD, INCORPORATED, a North Carolina corporation (hereinafter called "Tenant");

                              W I T N E S S E T H :

     The Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, reserved and contained, to be paid, kept and performed by the Tenant, has leased, let and demised, and by these presents does lease, let and demise unto the said Tenant, and the Tenant hereby agrees to lease, let and demise and take upon the terms and conditions which hereinafter appear, the following described premises, to-wit:

     The land this day leased and demised (hereinafter called the "demised premises") is shown on plat of survey for BRUTON SMITH containing 12.484 acres prepared by R. B. Pharr & Associates, N.C. R.L.S., dated September 6, 1979, and more particularly described on Addendum A attached hereto and by reference thereto made a part hereof.

     TO HAVE AND TO HOLD all and singular the demised premises unto the Tenant for a term commencing December 1, 1979 and terminating at 12:00 midnight on the 31st day of October, 2000.

     This Lease is made subject to the following further covenants, agreements and terms which are mutually agreed upon by and between the parties hereto, to-wit:

     1. ANNUAL RENTAL. The annual rental for the aforesaid demised premises, buildings and appurtenances during the term of this lease shall be the sum of Four Hundred Nine Thousand, Two Hundred and no/100 Dollars ($409,200.00), which

Tenant covenants and agrees to pay to the Landlord, its successors and assigns, in monthly installments of Thirty-four Thousand One Hundred and no/100 Dollars ($34,100.00) each on the first day of each and every month during the term of this Lease. All rent shall be paid to Landlord at the address to which notices to Landlord are given as specified in paragraph 20 hereof.

     2. TAXES, INSURANCE, REPAIRS AND MAINTENANCE.

          A. Taxes. The Tenant shall pay all taxes and assessments upon the demised premises, and upon the buildings and improvements thereon, which are assessed during the Lease term or any extension thereof. All taxes assessed prior to but payable in whole or in installments after the date of this Lease Agreement, and all taxes assessed during the term but payable in whole or in installments after the expiration of the Lease term, or any extension thereof, shall be adjusted and prorated, so that the Landlord shall pay its prorated share for the period prior to the date of this Lease Agreement and for the period subsequent to the expiration of the Lease Term, or any extension thereof, and the Tenant shall pay its prorated share in accordance herewith.

          B. Property Insurance. The Tenant at Tenant's cost shall maintain in full force and effect throughout the Lease term, or any extension thereof, on the buildings and other improvements located upon the demised premises,

          (1) policy or policies of standard fire and extended coverage insurance, with vandalism, malicious mischief and tornado endorsements, to the extent of at least ninety per cent (90%) of full replacement value, and

          (2) policy or policies of rental and rental value insurance coverage in an amount at least adequate to cover six (6) months of principal and interest installments due on the indebtedness secured by the first lien deed of trust upon the demised premises together with one-twelfth (1/12) of the annual real estate taxes and insurance expenses incurred for a period of at least twelve
               (12) months.

     All such insurance policy or policies required by this Lease Agreement shall be in such form, in such amounts and with such companies as shall be satisfactory to and approved by Landlord and the holder of the indebtedness secured by first lien deed of trust upon the demised premises. Tenant shall provide such insurance as it desires for its property located upon the demised premises.

          C. Indemnity and Liability Insurance. The Tenant shall indemnify and save harmless the Landlord from and against any and all liability, penalties, damages, expenses and judgments by reason of any injury or claim of injury to persons or property arising out of the alleged negligence of the Tenant, its agents, employees and invitees in the use, occupation or control of the demised premises by the Tenant. The Tenant agrees to keep in force such insurance policy or policies in such form and with such companies as shall be satisfactory to and approved by Landlord and the holder of the indebtedness secured by first lien deed of trust upon the premises, covering public liability, claims for personal injury, bodily injury, including death, and property damage, under a policy or policies of general public liability insurance, with coverage limits of not less than Five Hundred Thousand Dollars ($500,000) per person and $1,000,000 per occurrence, and property damage limits of not less than $500,000. The Tenant shall be obligated to defend any suit or claim, whether justified or not, brought against the Landlord by any person whatever, arising out of the use of the premises by the Tenant, and should the Tenant fail to defend such suit or claim upon request by the Landlord, then the Landlord may defend said suit or claim at the expense of Tenant.

          D. Repairs and Maintenance. Landlord shall, throughout the Lease term or any extension thereof, maintain the outside walls of the buildings located upon the demised premises. Tenant shall, throughout the Lease term or any extension thereof, at its sole expense, keep and maintain any other portions of the demised promises in good order and repair. Tenant shall deliver up the said demised premises to the Landlord at the end of the Lease term, or any extension thereof, or the said Lease's sooner termination, in as good order and repair as the same is at the time of the commencement of the Tenant's occupancy, damage or destruction by fire, windstorm or other casualty and ordinary wear and tear excepted. Tenant shall not be required to make repairs to outside walls unless the condition necessitating the repairs was caused by Tenant, its employee(s) or its invitee(s).

          On default of the Tenant in making such repairs or replacements, the Landlord may, but shall not be required to, make such repairs and replacements for the Tenant's account, and the expense thereof shall constitute and be collectible as additional rent.

          E. Waiver of Subrogation. Notwithstanding anything to the contrary in any other provisions of this Lease, Landlord and Tenant covenant and agree that: (i) Each is hereby released from liability to the other on account of any loss or damage occurring during the term of this Lease to the extent that such loss or damage is covetable by insurance whether or not the same is caused in whole or in part by Landlord or Tenant and whether or not attributable to the negligence of Landlord or Tenant; and (ii) there shall be no subrogation of any insurer; provided, however, that the mutual release of liability and provision for no subrogation shall not be operative in any case where the effect thereof is to invalidate any insurance coverage or increase the cost thereof, but each party procuring insurance under this Lease shall be obligated to use its best efforts to obtain policies permitting waiver of subrogation without additional cost, and if such waiver causes an increase in cost, nevertheless to procure such waiver if the other party agrees to pay any increase in cost.

     3. FIRE OR OTHER CASUALTY LOSSES -- RESTORATION OF PREMISES. In case of damage to or destruction of the demised premises by fire, windstorm or other casualty to such an extent as to render them untenantable, Landlord may, by written notice to the Tenant given within thirty (30) days after such damage or destruction, (i) elect to terminate the Lease, or (ii) elect to repair or rebuild the improvements. If the damage is not such as to render the premises untenantable or if the Landlord elects to rebuild, the Landlord at its expense shall repair the damage with reasonable dispatch; and if the damage has rendered the demised premises untenantable, in whole or in part, there shall be an abatement and apportionment of the annual rental until the damage has been repaired to the extent that the Tenant's activities are curtailed in the damaged portion of the building complex upon the demised premises. In determining what constitutes reasonable dispatch, consideration shall be given to delays caused by strikes, adjustments of insurance, and other causes beyond the Landlord's control.

     4. EMINENT DOMAIN. If the demised premises, or any part thereof, shall be taken in any proceeding by the public authorities by condemnation, threat of condemnation, or otherwise, for any public or quasi-public use, Tenant shall be entitled to an abatement of the rent hereinabove reserved to the Landlord based upon the extent to which such taking causes a curtailment of the Tenant's business and activities upon the demised premises. If twenty-five percent (25%) of the parking lot area or ten percent (10%) of the total improved building area of the demised premises shall be taken in any proceeding by the public authorities by condemnation, threat of condemnation or otherwise, for any public or quasi-public use, the Tenant may at its option forthwith cancel this Lease as of the date upon which such taking shall become finally effective. All damages for the taking of any portion of the demised premises shall belong to the Landlord, without prejudice, however, to such rights, if any, as the Tenant may have to claim from the condemning authority any damage suffered by it to its leasehold interest or leasehold improvements as the result of such taking.

     5. ASSIGNMENT OR SUBLETTING. Tenant may not sublet the demised premises or any portion thereof or assign this Lease for the whole or any part of the term hereof without the consent of the Landlord, which consent may not be unreasonably withheld. In the event of any such subletting or assignment, Tenant shall, nevertheless, be and remain bound for the payment of all rentals as and when each shall become due and payable hereunder and for the carrying out and performing of all of the other covenants and agreements on the part of the Tenant to be done and performed hereunder, unless Landlord shall specifically agree to the contrary.

     6. USE OF PREMISES; COMPLIANCE WITH REGULATIONS, ORDINANCES, ETC. Tenant agrees that it will not use the demised premises, nor will it suffer or permit the same to be used, for any other purpose other than an automobile sales and service establishment, including but not limited to, the sales and service of all types of motor vehicles, tractors, farm machinery and equipment, the sale of such merchandise as is sold ordinarily by an automobile dealer, and other purposes incidental to an automobile sales and service establishment, or for any other lawful purpose which the Landlord has approved in writing and which approval shall not be unreasonably withheld. The Tenant shall, throughout the Lease term or any extension thereof, and at no expense whatsoever to the Landlord, promptly comply, or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of all Federal, State, County and municipal governments, and appropriate departments, commissions, boards and officers thereof, necessitated by Tenant's occupancy and use of the demised premises. Tenant shall not be required to make structural changes in the premises in compliance with this paragraph unless necessitated by action of Tenant, its employee(s) or invitee(s); but Landlord may terminate this Lease on thirty (30) days' notice if Tenant's use of the property would necessitate any structural changes and Tenant refuses to make them.

     7. UTILITIES CHARGES AND PERMITS. The Tenant agrees to pay or cause to be paid all charges for gas, water, sewer, electricity, light, heat, power, telephone or other communication service or other utility or service used, rendered or supplied to, upon or in connection with the demised premises throughout the Lease term or any extension thereof, and to indemnify the Landlord and save Landlord harmless against any liability or damage on such account. The Tenant expressly agrees that the Landlord is not, nor shall Landlord be, required to furnish the Tenant or any other occupant of the demised premises, during the Lease term or any extension thereof, any water, sewer, gas, heat, electricity, light, power or any other facilities, equipment, labor, materials, or services of any kind whatsoever.

     8. INDEMNITY PROVISIONS. The Tenant covenants and agrees, at its sole cost and expense, to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of or from any work or thing whatsoever done in or about the demised premises during the Lease term or any extension thereof, and further to indemnify and save the Landlord harmless against and from any and all claims arising from any condition on the demised premises, or arising from any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation (other than those caused by the Landlord or its servants and employees) occurring during the Lease term or any extension thereof, in or about the demised premises, and from and against all costs, counsel fees, expenses and liabilities incurred in or about any such claim, action or proceeding brought thereon; and in case any action or proceeding be brought against the Landlord by reason of any such claim, the Tenant upon notice from the Landlord covenants to resist or defend any such action or proceeding by counsel satisfactory to Landlord.

     The Tenant further covenants and agrees that the Landlord shall not be responsible or liable to the Tenant, or any person, firm or corporation claiming by, through or under the Tenant for, or by reason of, any defect in the demised premises, or from any injury or lose or damage to person or property resulting therefrom, and the Landlord shall not be responsible or liable to the Tenant, or any person, firm or corporation claiming by, through or under the Tenant, for any injury, loss or damage to any persons or to the demised premises, or to any property of the Tenant, or of any other person, contained in or upon the demised premises, caused by or arising from any defect whatsoever, or by or from any injury or damage caused by, arising or resulting from lightning, wind, tempest, water, snow or ice, in, upon or coming through or falling from the roof, or by or from other actions of the elements, or from any injury or damage caused by or arising, or resulting from acts of negligence of any occupant or occupants (other than the Landlord and its servants and employees) of adjacent, contiguous or neighboring premises, or any other cause whatsoever.

     The foregoing indemnity provisions shall not apply to losses occasioned by the negligence of Landlord or its employees.

     9. ALTERATIONS. The Tenant agrees that it will make no structural alterations to the building or buildings now or hereafter erected upon the demised premises. The Tenant further agrees that it will not make any other alterations which would change the character of said building or buildings, or which would weaken or impair the structural integrity, or lessen the value of said building or buildings. The Tenant may make non-structural alterations, but it must remove same (and repair any damage caused thereby) on Landlord's request at the termination of the Lease.

     10. DEFAULT. If Tenant should become and remain for fifteen (15) days in default in the payment of rent as and when the same shall become due and payable hereunder, or should became and remain for thirty (30) days in default in the performance of any of the terms or covenants of this Lease on its part to be done after Landlord shall have given Tenant notice of such default in writing, or if Tenant should be adjudged bankrupt or if a permanent receiver should be appointed to take charge of the business and affairs of Tenant by reason of the Tenant's insolvency, then in any one or more of such events, Landlord shall have the right to terminate and cancel this Lease by giving Tenant five (5) days' written notice thereof and take possession of said premises without prejudice to any other legal remedy it may have.

     The Tenant covenants and agrees that if it shall at any time fail to pay any taxes or other charges or to pay for any insurance policies as provided for herein which the Tenant is obligated to make or perform under this Lease, then the Landlord may, but shall not be obligated so to do, after ten (10) days' notice to and demand upon the Tenant and without waiving, or releasing the Tenant from, any obligations of the Tenant in this lease contained, pay any such taxes or charges, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act which the Tenant is obligated to perform under this Lease, in such manner and to such extent as shall be necessary and, in exercising any such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by the Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by the Landlord together with interest thereon at the rate of eight percent (8%) per annum from the date of the making of such expenditure by the Landlord, shall be deemed additional rental hereunder, and, except as otherwise in this Lease expressly provided, shall be payable to the Landlord on demand or at the option of the Landlord may be added to any rent then due or thereafter becoming due under this Lease, and the Tenant covenants to pay any such sum or sums with interest as aforesaid, and the Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of the non-payment thereof by the Tenant as in the case of default by the Tenant in the payment of rent.

     11. WARRANTY OF TITLE AND QUIET ENJOYMENT. Landlord covenants and warrants that it is lawfully seized of the demised premises and has good, right, and lawful authority to enter into this Lease Agreement for the full term aforesaid (and any extension hereof), and that the Landlord will put the Tenant in actual possession of the demised premises on the commencement date hereinabove referred to. Landlord further covenants and agrees that the Tenant, on paying the annual rental and observing and keeping the covenants, agreements and stipulations of this Lease on its past to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the demised preemies during the demised term or any extension thereof without hindrance, ejection or molestation.

     12. TENANT'S FIXTURES AND EQUIPMENT. Tenant may install such fixtures and equipment in the building or grounds upon the demised premises as it desires, so long as such do not affect the structural integrity of the buildings, and are done in a workmanlike manner in keeping with the original construction, and are in compliance with all laws, rules, regulations and requirements of all authorities having jurisdiction thereof. Any such fixtures and equipment shall remain the exclusive property of the Tenant, and the Tenant shall have the right at any time, provided it is not in default under this Lease Agreement, to remove any and/or all of such fixtures and equipment; provided, however, that the Tenant shall repair any damage to the demised premises occasioned by the removal of its fixtures and equipment and shall restore the premises to substantially the same condition in which it was at the time Tenant took possession, normal wear and tear excepted. The fixtures and equipment enumerated on Addendum B attached hereto and by reference thereto made a part hereof, located upon the demised premises, are the property of Landlord and shall remain the property of the Landlord as if a part of the demised premises.

     13. INSPECTION OF PREMISES. The Landlord and its representatives shall be permitted to enter the demised premises at all reasonable times during usual business hours for purposes of inspecting the demised premises, making any necessary repairs to the demised premises and performing any work therein which may be necessary by reason of the Tenant's default under the terms of this Lease, or exhibiting the demised premises for sale, lease or mortgage financing. Except in emergency situations, Landlord will give Tenant forty-eight (48) hours notice of its intention to visit the premises. Nothing herein shall imply any duty upon the part of the Landlord to do any such work which under any provision of this Lease the Tenant may be required to perform, and the performance thereof by the Landlord shall not constitute a waiver of the Tenant's default.

     14. OPTION TO RENEW. The Tenant may, by written notice given to the Landlord at least one hundred twenty (120) days prior to the expiration of the original term, elect to extend the Lease for an additional period of twenty (20) years. In such event rental for such succeeding extension period shall be agreed upon by the parties at the time of exercise.

     15. SUBORDINATION. Tenant shall, upon request by Landlord, subject and subordinate all or any of its rights under this Lease to any and all deeds of trust now existing or hereafter placed upon the demised premises; provided, however, that Tenant will not be disturbed in the use or enjoyment of the demised premises so long as Tenant is not in default hereunder. Tenant agrees that this Lease shall remain in full force and effect notwithstanding any default or foreclosure under any such deed of trust and that it will attorn to the mortgagee, trustee or beneficiary of any such deed of trust, and their successors or assigns, and to the purchaser or assignee under any such foreclosure.

     16. SUBORDINATION AND ATTORNMENT AGREEMENTS. Tenant agrees to enter into such subordination and attornment agreements with the owners and holders of notes secured by deeds of trust on the demised premises, providing that Tenant will attorn to and recognize any such owner and holder who acquires possession of the property through foreclosure or otherwise as successor Landlord under this Lease and shall promptly execute and deliver any instrument such successor Landlord may request to evidence such agreement to attorn.

     Upon attornment this Lease shall continue in full force and effect as if it were a direct lease between the successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease and shall be applicable after such attornment except that the successor Landlord shall not be bound by any previous modification of this Lease or by any previous prepayment of more than one month's rent, unless such modification or prepayment shall have been expressly approved in writing by the owner and holder of the note secured by the deed of trust through or by reason of which the successor Landlord shall have succeeded to the rights of landlord under this Lease. Tenant agrees that it will not cancel this Lease for reasons other than Landlord's default or amend this Lease without the prior written consent of the owners and holders of notes secured by deeds of trust on the demised premises.

     17. CHANGES IN LEASE TO FACILITATE FINANCING. If, in connection with obtaining financing or refinancing for the project a banking, insurance, or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing or refinancing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the premises.

     18. ESTOPPEL LETTERS. Landlord or Tenant, as the case may be, will execute, acknowledge and deliver to the other, promptly, upon request, a certificate of Landlord or Tenant, as the case may be, certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date of each instrument so modifying this Lease), (b) the dates, if any, to which basic rent, additional rent and other sums payable hereunder have been paid, and
(c) whether, in the opinion of each signer, any default exists hereunder and, if any such default exists, specifying the nature and period of existence thereof and what action Landlord or Tenant, as the case may be, is taking or proposes to take with respect thereto and whether notice thereof has been given to Landlord.

     19. GENERAL PROVISIONS.

     (a) The waiver by Landlord of any default or breach of any covenant, condition or agreement herein shall not be construed to be a waiver of any subsequent breach of that covenant, condition or agreement. The acceptance of rent by Landlord with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No delay or omission of landlord to exercise any right or power arising from any default on the part of Tenant shall impair any such right or power, or shall be construed to be a waiver of any such default or acquiescence thereto.

     (b) The parties agree to execute and deliver any instruments in writing necessary to carry out the agreement, term, condition, or assurance in this Lease whenever occasion shall arise and request for such instrument shall be made and both parties agree to execute in recordable form a Memorandum of Lease for recording in the Mecklenburg County Public Registry.

     (c) This Lease embodies the full agreement of the parties and supersedes, any and all prior understandings or commitments concerning the subject matter of this Lease. Any modification or amendment must be in writing and signed by both parties.

     (d) This Lease and the rights of the Landlord and Tenant and Guarantor hereunder shall be construed and enforced in accordance with the laws of the State of North Carolina.

     (e) In the event that any part or provision of this Lease shall be determined to be invalid or unenforceable, the remaining parts and provisions of said Lease which can be separated from the invalid, enforceable provision shall continue in full force and effect.

     (f) Paragraph titles, numbers and captions contained in this Lease are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, modify, or describe the scope or intent of this Lease nor any provision herein.

     (g) This Lease shall be binding upon and inure to the benefit of the parties hereto in accordance with its terms, their assigns, administrators, successors, estates, heirs and legatees respectively, except as herein provided to the contrary.

     2. NOTICES. Any notice, demand, request, consent, approval or communication that either party desires or is required to give to the other party or any other person, including Guarantor and institutional lender, shall be in writing and either served personally or transmitted by certified mail, postage prepaid, to the particular party at the address indicated below unless such party shall have in writing given the other party NOTICE of change of such address. All such notices shall be deemed given when deposited in the United States Mails addressed to Tenant or Landlord or other party.

                    LANDLORDS:    Bruton Smith
                                  P. O. Box 18704
                                  Charlotte, North Carolina 28218

                TENANT:       TOWN AND COUNTRY FORD, INCORPORATED
                              P. O. Box 18704
                              Charlotte, North Carolina 28218

                LENDER:       NORTH CAROLINA NATIONAL BANK
                              c/o NCNB Mortgage Corporation
                              P.O. Box 10338
                              Charlotte, North Carolina 28237

                GUARANTOR:    LONE STAR FORD, INC.
                              8477 North Freeway
                              Houston, Texas 77088

     21. GUARANTY. LONE STAR FORD, INC., a Texas corporation (hereinafter called "GUARANTOR") as a material inducement to and in consideration of Landlord entering into this Lease Agreement with Tenant, and the closing of a $2,500,000.00 twenty-year construction/permanent loan to Landlord by North Carolina National Bank, Charlotte, N. C., joins in the execution of this Lease Agreement for the purpose of guaranteeing and does hereby unconditionally guarantee and promise to and for the benefit of Landlord that Tenant shall faithfully perform each and every provision of this Lease Agreement that Tenant is to perform.

     No amendment or modification of this Lease Agreement or Assignment of the same by Landlord shall be binding on Guarantor unless Guarantor shall have first given Guarantor's written consent to such amendment, modification or assignment. Landlord does, however, hereby expressly consent to the assignment of Landlord's rights in this Lease Agreement and the rents payable hereunder to North Carolina National Bank, Charlotte, N. C. and/or Monumental Life Insurance Company or Volunteer State Life Insurance Company, as additional security for the payment of the $2,500,000.00 indebtedness hereinbefore mentioned. Any renewals, extensions or modifications of the promissory note evidencing the said indebtedness shall be and remain binding upon Guarantor. Upon the payment in full of the said indebtedness, this guaranty shall cease and terminate and Guarantor shall have no further liability hereunder; provided, however, should the lien of the deed of trust securing the payment of the promissory note secured thereby be foreclosed because of Landlord's default in the performance of Landlord's obligations under the provisions of the said note or deed of trust, this guaranty shall continue in full force and effect until the termination of the original term of this Lease Agreement.

     BONNIE SMITH, wife of BRUTON SMITH, joins in the execution of this Lease Agreement for the purpose of releasing, and she does hereby release, any rights which she may have in and to the land described herein by reason of her marital status.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease Agreement to be duly executed in duplicate originals by the proper persons, all as of the day and year first above written.

                                          /s/Bruton Smith (SEAL)
                                          ----------------
                                          Bruton Smith
                                                            LANDLORD


                                          /s/ Bonnie Smith (SEAL)
                                          -----------------
[SEAL]                                    Bonnie Smith

                                          TOWN AND COUNTRY FORD, INCORPORATED,

                                          BY /s/ Bruton Smith
                                             ------------------
                                                 President

Attest:                                                          TENANT

/s/[ILLEGIBLE]
--------------
Secretary

[SEAL]                                    LONE STAR FORD, INC.
                                          BY /s/ Bruton Smith
                                             -------------------
                                             President

Attest.                                                          GUARANTOR


/s/[ILLEGIBLE]
--------------
Secretary

STATE OF NORTH CAROLINA,

MECKLENBURG COUNTY.

     I, a Notary Public in and for said state and county, do hereby certify that BRUTON SMITH and wife, BONNIE SMITH personally appeared before me this day and acknowledged their due execution of the foregoing and attached instrument for the purposes therein expressed.

     WITNESS my hand and notarial seal this 6th day of November, 1979.

                                              /s/[Illegible]
                                              --------------
                                              Notary Public

My commission expires:
My Commission Expires September 19, 1984


STATE OF NORTH CAROLINA,

MECKLENBURG COUNTY.

     I, a Notary Public in and for said state and county, do hereby certify that [Illegible] personallv came before me this day and acknowledge that he is ___________Secretary of TOWN AND COUNTRY FORD, INCORPORATED, a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing and attached instrument was signed in its name by its President, sealed with its corporate seal and attested by [Illegible] as its Secretary.

     WITNESS my hand and official stamp or seal, this 6th day of November, 1979.

                                              /s/[Illegible]
                                              --------------
                                              Notary Public

My commission expires:
My Commission Expires September 19, 1984


STATE OF NORTH CAROLINA,

MECKLENBURG COUNTY.

     I, a Notary Public in and for said state and county, do hereby certify that [Illegible] personally came before me this day and acknowledge that he is Asst. Secretary of LONE STAR FORD, INC., a Texas corporation, and that by authority duly given and as the act of the corporation, the foregoing and attached instrument was signed in its name by its President, sealed with its corporate seal and attested by [Illegible] as its Asst. Secretary.

WITNESS my hand and official stamp or seal, this 6th day of November, 1979.

                                              /s/[Illegible]
                                              --------------
                                              Notary Public

My commission expires:
My Commission Expires September 19, 1984

                                   ADDENDUM A

BEGINNING at a point located in the northeasterly margin of the right of way of East Independence Boulevard, said point of beginning being located S. 34-23-40
E. 540.17 feet from a new iron pin located at the southwest corner of the property conveyed to Borough Land Corp. by deed recorded in Deed Book 3589 at Page 65, Mecklenburg County Public Registry and running thence with the southerly boundary of a 60-foot Nonexclusive Access Easement N. 55-36-20 E.
750.0 feet to a point; thence S. 34-23-40 E. 725.0 feet to a point; thence S. 55-35-47 W. 750.0 feet to a point located in the northeasterly margin of the right of way of East Independence Boulevard; and thence with the northeasterly margin of the right of way of East Independence Boulevard N. 34-23-40 W. 725.0 feet to the point of BEGINNING.

TOGETHER with that certain 60-foot Nonexclusive Access Easement adjoining the northerly boundary of the above described tract of land, said easement being more particularly described as follows:

     BEGINNING at a point located in the northeasterly margin of the right of way of East Independence Boulevard, said point of beginning being located
     S. 34-23-40 E. 480.17 feet from a new iron pin located at the southwest corner of the property conveyed to Borough Land Corp. by deed recorded in Deed Book 3589 at Page 65, Mecklenburg County Public Registry and runs thence N. 55-36-20 E. 750.0 feet to a point; thence S. 34-23-40 E 60.0 feet to a point; thence S. 55-36-20 W. 750.0 feet to a point located in the northeasterly margin of the right of way of East Independence Boulevard and thence with the northeasterly margin of the right of way of East Independence Boulevard N. 34-23-40 W. 60.0 feet to the point of BEGINNING.

The above described land and 60-foot Nonexclusive Access Easement are shown on survey for Bruton Smith made by R. B. Pharr & Associates, dated September 6, 1979.

                                   ADDENDUM B

The fixtures and equipment listed below shall at all times remain the property of the landlord as if a part of the demised promises (see paragraph 12 of Lease):

           Two (2) Furnaces -
               Manufacturer  - Drabo Hastings
               Model         - P-45 WO
               Type          - Waste oil burning
               Serial Numbers- 000136 and 000164
               Capacity      - 450,000 BTU output each

           Carpeting -
               Quantity      - Approximately 1,750 square yards
               Description   - Symmetry nylon
               Color         - Royal spice
               Location      - Hallway between service area and vehicle
                                showroom, business office, salesmen's closing offices, perimeter of vehicle showroom, steps to second floor offices, and sales meeting room.

           Counters -
               Construction  - Wood with white formica covering
               Location      - Parts department
               Dimensions    - 36" W X 42" H X 28' L
                               36" W X 42" H X 27' L
                               36" W X 42" H X 12' L

           Vehicle Exhaust System - Service Department -
               Manufacturer  - Constructed by general contractor
               Description   - Constructed of 4" diameter galvanized sheet
                                metal in 4 banks, 2 having 15 outlets each and 2 having 13 outlets each, totaling approximately 600 lineal feet. Outlets attach to tail pipes of vehicles to exhaust carbon monoxide from service department. Each bank is equipped with its own exhaust fan manufactured by Twin City Fan and Blower Company, Type BOV.

           Ceiling Exhaust Fans - Service Department -
               Manufacturer  - Square D Company
               Size          - 1 hp. 36"
               Quantity      - 3
               Description   - Located in ceiling in vicinity of service
                                write-up area to exhaust fumes from vehicles driving in for service

           Overhead Doors -    Service Department -
               Installation  - By general contractor
               Location      - Two each at service write-up entry and exit and
                                2 at rear of service department

           Pneumatic Tube System and Air Pump -

               Tube System   - Tube system constructed by general contractor of
                                3" galvanized tubing to carry documents between the following activity centers:
                                           Parts department
                                           Service writers
                                           Service cashier
                                           Dispatcher
                                           Truck service department
                                           Shop foreman

           Air Pump -
               Manufacturer  - Spencer Company
               Size          - 3 hp.
               ID No.        - 63.20669.015
               Location      - Parts department

                             Page Two of ADDENDUM B

           Wall Exhaust Fans - Body Shop -
               Manufacturer  - Square D Company
               Size          - 1 hp., 36"
               Quantity      - 4
               Location      - Outside walls of body shop

           Gas Heaters - Body Shop -
               Manufacturer  - Crane Company
               Size          - 50,000 BTU output
               Type          - Natural gas
               Quantity      - 7
               Location      - Hung from ceilings in body shop

                                    EXHIBIT A



BEGINNING at a point located in the northeasterly margin of the right of way of East Independence Boulevard, said point of beginning being located S. 34-23-40
E. 545.17 feet from a new iron pin located at the southwest corner of the property conveyed to Borough Land Corp. by deed recorded in Deed Book 3589, Page 65, Mecklenburg County Public Registry, said point of Beginning also being located at the southwest corner of that certain lot of land conveyed to William
A. Egan, et al., Trustees (Trust BSS-II) by deed dated November 7, 1979, and recorded in the Mecklenburg County Public Registry, and running thence two courses and distances with the said William A. Egan, et al., et al., Trustees land (1) N. 55-36-20 E. 50.0 feet to a point, and (2) N. 34-23-40 W. 5.0 feet to a point in the southerly boundary of a 60-foot Nonexclusive Access Easement; thence with the southerly boundary of the said Access Easement N. 55-36-20 E.
700.0 feet to a point; thence S. 34-23-40 E. 725.0 feet to a point; thence S. 55-35-47 W. 700.0 feet to a point located at the southeasterly corner of that certain lot of land conveyed to William A. Egan, et al., Trustees (Trust MGS-II) by deed dated November 7, 1979, and recorded in the Mecklenburg County Public Registry; thence with two courses and distances of the said William A. Egan, et al., Trustees' land (1) N. 34-23-40 W. 5.0 feet to a point, and (2) S. 55-35-47
W. 50.0 feet to a point, located in the northeasterly margin of the right of way of East Independence Boulevard and thence with the northeasterly margin of the right of way of East Independence Boulevard, N. 34-23-40 W. 715.0 feet to the point of BEGINNING.




LEASE